                                                                    EXHIBIT 10.2

                               SECURITY AGREEMENT
                               ------------------

           THIS AGREEMENT is made as of the 1st day of November, 2001,

BETWEEN:

               AMERICREDIT ML TRUST, a Delaware Business Trust
               (hereinafter referred to as the "Debtor"),

                                     - and -

               MERRILL LYNCH MORTGAGE CAPITAL INC., a corporation incorporated under the laws of the State of Delaware (together with its successors and assigns, the "Secured Party").

          WHEREAS the Debtor has agreed to grant a security interest in and collateral assignment of its rights in and to the Collateral to the Secured Party in order to secure the payment and performance of its Obligations to the Secured Party, the Noteholders and the Hedge Counterparties;

          AND WHEREAS this is the Security Agreement contemplated pursuant to
Section 4.1.1(a) of the Credit Agreement;

          NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

                           ARTICLE 1 - INTERPRETATION
                           --------------------------

1.01      Interpretation
          --------------

          In this Agreement, unless something in the subject matter or context is inconsistent therewith:

"Agreement" means this agreement, as amended, supplemented and otherwise modified from time to time in a written agreement between the Secured Party and the Debtor.

"Collateral" has the meaning set forth in Section 2.01 of this Agreement.

"Credit Agreement" means the Credit Agreement made as of November 1, 2001 among the Debtor, AmeriCredit Corp., AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VIII, Bank One, NA, as Paying Agent and the Secured Party, as the same may be amended, supplemented or otherwise modified from time to time.

"Event of Default" has the meaning set forth in the Credit Agreement.

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O                                      -2-

"Majority Holders" means the holders of a majority of outstanding principal amount of the Notes.

"Noteholder" or "Holder" means any holder of a Note issued under the Credit Agreement.

"Uniform Commercial Code" or "UCC" means the Uniform Commercial Code, as now enacted or as the same may from time to time be amended, re-enacted or replaced, in the applicable jurisdiction.

          The terms "general intangibles", "chattel paper", "accounts" and "proceeds" whenever used herein have the meanings given to those terms in the UCC.

          Capitalized terms which are used but not otherwise defined herein and which are defined in the Credit Agreement shall have the respective meanings attributed to such terms in the Credit Agreement.

1.02      Sections and Headings
          ---------------------

          The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any supplement, amendment or other modification hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

1.03      Extended Meanings
          -----------------

          In this Agreement, words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

                     ARTICLE 2 - GRANT OF SECURITY INTEREST
                     --------------------------------------

2.01      Security Interest
          -----------------

          As security for the payment and performance of the Note and all other Obligations, the Debtor hereby grants, conveys, assigns, transfers and pledges to the Secured Party (for the benefit of all Noteholders and the Hedge Counterparties) a security interest, and collaterally assigns to the Secured Party, all right, title and interest which the Debtor now has or may hereafter have, be possessed of, be entitled to, or acquire, in, to and under the following property (collectively, the "Collateral"):

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                                      -3-

     (a) the Collection Account, the Lockbox Account, the Reserve Fund Account, the Derivative Supplement Account, all accounts relating thereto, and all amounts and other property therein from time to time pursuant to the Credit Agreement;

     (b) all Contracts and the related Receivables identified in any Schedule of Contracts delivered from time to time to the Secured Party pursuant to the Credit Agreement, together with all Collections, Contract Files, Related Security and Servicing Records relating thereto;

     (c) all Contracts and the related Receivables identified in any Schedule of Additional Contracts delivered from time to time to the Secured Party pursuant to the Credit Agreement, together with all Collections, Contract Files, Related Security and Servicing Records relating thereto;

     (d) any and all Hedging Agreements, Third Party Lender Assignments, Auto Loan Purchase and Sale Agreements, Dealer Assignments and Dealer Agreements;

     (e)  all general intangibles, chattel paper and accounts of the Debtor;

     (f) all replacements of, substitutions for and increases, additions and accessions to or distribution of any of the property described in this
          Section 2.01; and

     (g) all income, payments and proceeds of any of the foregoing property in any form derived directly or indirectly from any dealing with such property or that indemnifies or compensates for the loss of or damage to such property;

provided that the said security interest and collateral assignment will not (i) extend or apply to (A) any Contract or the related Receivable (or any Collections, Contract Files, Related Security and Servicing Records relating thereto) identified in any Schedule of Ineligible Contracts either (x) substituted in accordance with the terms and conditions of the Credit Agreement with Additional Contracts and the related Collateral identified in a Schedule of Additional Contracts and/or (y) for which the Advances relating to such Ineligible Contract and the related Collateral have been paid in accordance with the terms and conditions of the Credit Agreement or (B) any Schedule of Removed Contracts executed from time to time by the Secured Party and any Noteholders pursuant to the Credit Agreement or (ii) render the Secured Party or the Noteholders liable to observe or perform any term, covenant or condition of any agreement, document or instrument to which the Debtor is a party or by which it is bound and which forms part of the Collateral.

2.02      Attachment of Security Interest
          -------------------------------

The Debtor acknowledges that value has been given and agrees that the security interest granted hereby will attach when the Debtor signs this Agreement. The Debtor represents and warrants that it has rights in, to and under the Collateral and shall at all times have rights in, to and under the Collateral.

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                                      -4-

2.03      Release
          -------

Any item of Collateral released pursuant to the terms of this Agreement and the Credit Agreement shall be evidenced by a UCC-3 and a payoff and release letter executed and delivered by the Secured Party, in a form and substance satisfactory to the parties hereto.

                              ARTICLE 3 - REMEDIES
                              --------------------

3.01      Remedies
          --------

     (1) On or after the occurrence of any Event of Default, (i) any or all of the Obligations will at the option of the Secured Party (acting at the direction of the Majority Holders) become immediately due and payable or be subject to immediate performance, as the case may be, without presentment, demand, diligence, suit, protest or notice of dishonor or nonpayment, all of which are expressly waived; (ii) the obligation, if any, of the Noteholders to extend further credit to the Debtor will cease; (iii) any or all security granted hereby will, at the option of the Secured Party (acting at the direction of the Majority Holders), become immediately enforceable; and (iv) in addition to any right, power or remedy provided by the Credit Documents, law or equity, the Secured Party (acting at the direction of the Majority Holders) will have the rights, powers and remedies set out below, all of which rights, powers and remedies will be enforceable successively, concurrently or both:

     (a) the Secured Party may by appointment in writing appoint a receiver (each herein referred to as the "Receiver") of the Collateral (which term when used in this Section 3.01 will include the whole or any part of the Collateral) and may remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the Collateral or the Debtor; and the term "Secured Party" when used in this Section
          3.01 will include any Receiver so appointed and the agents, officers and employees of such Receiver; and neither the Secured Party nor any Noteholder will be in any way responsible for any misconduct or negligence of any such Receiver;

     (b) the Secured Party may take possession of the Collateral and require the Debtor to assemble the Collateral and deliver or make the Collateral available to the Secured Party at such place or places as may be specified by the Secured Party;

     (c) the Secured Party may take such steps as it considers desirable to maintain, preserve or protect the Collateral;

     (d) the Secured Party may enforce any rights of the Debtor in respect of the Collateral by any manner permitted by law;

     (e) the Secured Party may hold, sell, lease or otherwise dispose of the Collateral at public auction, by private tender, by private sale or otherwise either for cash or upon credit upon such terms and conditions as the Secured Party may determine and without notice to the Debtor unless required by law in satisfaction of any or all of the Obligations;

     (f) the Secured Party may accept the Collateral in satisfaction of the Obligations upon notice to the Debtor of its intention to do so in the manner required by law;

     (g) the Secured Party and/or its agents may enter upon all or any of the premises occupied by the Debtor or the Custodian in order to seize and remove any Collateral located in or on such premises;

     (h) the Secured Party, the Hedge Counterparties and the Noteholders may charge on their own behalf and pay to others all reasonable amounts for expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Secured Party, the Hedge Counterparties and any Noteholder hereunder, including, without limiting the generality of the foregoing, reasonable legal, Receiver and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at such rate as the Secured Party deems reasonable, will be added to and form part of the Obligations hereby secured; and

     (i) the Secured Party or any Noteholder may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith will be added to the Obligations hereby secured.

     (2) The Secured Party (acting at the direction of the Majority Holders) may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up securities, (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party (acting at the direction of the Noteholders) sees fit without prejudice to the liability of the Debtor to the Secured Party, the Hedge Counterparties and the Noteholders or the Secured Party's, each Hedge Counterparty's or each Noteholder's rights hereunder.

     (3) None of the Secured Party, the Hedge Counterparties, the Noteholders and their respective directors, officers, employees or agents will be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and none of them will be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Hedge Counterparties, the Noteholders, the Debtor or any other person, in respect of the Collateral.

     (4) The Secured Party (acting at the direction of the Majority Holders) may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Secured Party (acting at the direction of the Majority Holders) shall apply any balance of such proceeds to payment of the Obligations in such order as the Secured Party sees fit. If there is any surplus remaining, the Secured Party (acting at the direction of the Majority Holders) may pay it to any person having a claim thereto in priority to the Debtor of whom the Secured Party has knowledge and any balance remaining must be paid to the Debtor. If the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the aforesaid expenses, the Debtor will be liable to pay any deficiency to the Secured Party, the Hedge Counterparties and the Noteholders forthwith on demand.

     (5) If the Debtor or the Secured Party fails to perform or comply with any of its agreements contained in the Credit Documents, the Majority Holders may themselves perform and/or comply, or otherwise cause performance and/or compliance, with such agreements. The expenses of any such Noteholders incurred in connection with such performance and/or compliance, together with interest thereon (at a rate per annum equal to the overdue rate set forth in Section 3.2 of the Credit Agreement), shall be payable by the Debtor to such Noteholders on demand and shall constitute Obligations.

     (6) All authorizations and agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

     (7) No failure on the part of the Secured Party, a Hedge Counterparty or a Noteholder to exercise, and no delay in exercising, any right, remedy or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Secured Party, a Hedge Counterparty or a Noteholder or allowed the Secured Party, a Hedge Counterparty or a Noteholder by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Secured Party (at the direction of the Majority Holders) or a Noteholder from time to time.

                              ARTICLE 4 - GENERAL
                              -------------------

4.01      Benefit of the Agreement
          ------------------------

          This Agreement will enure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

4.02      Notification of Account Debtors
          -------------------------------

          After the occurrence of an Event of Default, the Secured Party or a Noteholder may give notice to any applicable Obligor to make all further payments relating to the Collateral to the Secured Party (for the benefit of the Noteholders and the Hedge Counterparties), and any payment or other proceeds of Collateral received by the Debtor from any such Obligor after any such notice is given by the Secured Party or a Noteholder must be held by the Debtor in trust for the Secured Party (for the benefit of the Noteholders and the Hedge Counterparties) and forthwith paid over to the Secured Party (for the benefit of the Noteholders and the Hedge Counterparties).

4.03      Entire Agreement
          ----------------

          This Agreement has been entered into pursuant to the provisions of the Credit Agreement and is subject to all of the terms and conditions thereof and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, any such conflict or inconsistency shall be resolved to better assure the security interest and collateral assignment granted hereunder. This Agreement cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Secured Party and the Debtor with respect to the subject matter hereof except as expressly set forth herein or in the Credit Agreement.

4.04      Amendments and Waivers
          ----------------------

          No amendment, supplement or other modification to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of or obligation under any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach or obligation waived for the particular instance noted.

4.05      Assignment
          ----------

          The rights of the Secured Party under this Agreement may be assigned by the Secured Party without the consent of the Debtor. The Debtor may not assign its rights, interests or obligations under this Agreement. The Secured Party may, by an instrument delivered to the Debtor, declare that it is acting as collateral agent for itself, all other Noteholders and the Hedge Counterparties from time to time.

4.06      Severability
          ------------

          If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

4.07      Notices
          -------

          Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and may be given by personal delivery, by registered mail or by facsimile, addressed to the recipient as follows:

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                                      -8-

          To the Debtor:

          AmeriCredit ML Trust
          c/o AmeriCredit Financial Services Inc.
          801 Cherry Street
          Fort Worth, Texas 76102
          Attention:      Mr. Preston Miller
          Facsimile No.:  (817) 302-7942

          To the Secured Party:

          Merrill Lynch Mortgage Capital Inc.
          4 World Financial Center
          New York, New York  10080
          Attention:      Jeffrey Cohen and Michael Blum
          Facsimile No.:  (212) 449-6673

          with a copy to:

          Merrill Lynch Mortgage Capital Inc.
          101 Hudson Street
          Jersey City, New Jersey 070302
          Attention:      Operations
          Facsimile No.:  (201) 557-1369

or such other address, individual or facsimile number as may be designated by notice given by either party to the other. The Secured Party, by written notice to the Debtor, may designate that notices thenceforth shall be delivered to such Noteholder(s) and Hedge Counterparties, and at such address(es) as shall be contained in such written notice. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third business day following the deposit thereof in the mail and, if given by facsimile, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next business day during which such normal business hours next occur if not given during such hours on any day. If the party giving any demand, notice or other communication knows or ought reasonably to know of any unusual delays with the postal system that might affect the delivery of mail, any such demand, notice or other communication must not be mailed, but must be given by personal delivery or by facsimile.

4.08      Additional Continuing Security
          ------------------------------

          This Agreement and the security interest and collateral assignment granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party for the benefit of the Noteholders and the Hedge Counterparties. This Agreement is a security agreement (as defined in the UCC) and the security interest granted hereunder is a continuing security that will remain in full force and effect until discharged by the Secured Party.

4.09      Further Assurances
          ------------------

          The Debtor from time to time, at its expense, shall promptly do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, instruments, documents, acts, matters and things as may be reasonably requested by the Secured Party for the purpose of giving effect to this Agreement and the other Credit Documents or for the purpose of establishing compliance with the representations, warranties and covenants herein contained and contained in the other Credit Documents and the rights, powers and remedies herein and therein granted.

4.10      Power of Attorney
          -----------------

          The Debtor hereby irrevocably constitutes and appoints the Noteholders, the Secured Party and any authorized person of the Secured Party, with full power of substitution, as the true and lawful attorney-in-fact of the Debtor, with full irrevocable power and authority in the place and stead of the Debtor or in its own name and in the Secured Party's or the Noteholders' sole discretion (in each case, acting at the direction of the Majority Holders), upon the occurrence of an Event of Default, to, from time to time, do, make and execute all such statements, assignments, instruments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts in respect to the Collateral in accordance with this Agreement. The Debtor hereby ratifies all that said attorneys shall do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The Debtor also authorizes the Secured Party (acting at the direction of the Majority Holders) and any authorized person of the Secured Party, at any time and from time to time, to execute in connection with any sale of the Collateral any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral. None of the Hedge Counterparties, the Noteholders and the Secured Party (except as instructed by the Majority Holders) shall be under any duty to exercise any such powers and none of the Secured Party and any of their respective officers, directors, employees or agents shall be responsible to the Debtor for any failure to act.

4.11      Discharge
          ---------

          The Debtor will not be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party.

4.12      Governing Law
          -------------

          This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws principles, except for Section 5-1401 of the New York General Obligations
Law) and the applicable federal laws of the United States of America.

4.13      Executed Copy
          -------------

          The Debtor acknowledges receipt of a fully executed copy of this Agreement.

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                                      -10-

4.14      Counterparts
          ------------

          This Agreement may be executed in one or more counterparts each of which when executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

4.15      SUBMISSION TO JURISDICTION; WAIVERS
          -----------------------------------

          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (1) SUBMITS ITSELF AND ITS PROPERTY TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

     (2) CONSENTS THAT ANY ACTION OR PROCEEDING RELATING TO THE TRANSACTIONS CONTEMPLATED BY OR ARISING FROM, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF, THE CREDIT DOCUMENTS MAY BE BROUGHT IN SUCH COURTS;

     (3) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

     (4) AGREES THAT ANY SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OF THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT; AND

     (5) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISIDICTION.

4.16      WAIVER OF JURY TRIAL
          --------------------

          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ARISING HEREUNDER OF THEREUNDER.

4.17      NO RECOURSE
          -----------

          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose of binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any related documents.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

                                   AMERICREDIT ML TRUST

                                   By:  Bankers Trust (Delaware), not in its
                                        individual capacity, but solely as
                                        Trustee

                                   By:  _______________________________________
                                        Name:
                                        Title:


                                   MERRILL LYNCH MORTGAGE CAPITAL INC., as
                                   Secured Party


                                   By:  _______________________________________
                                        Name:
                                        Title: